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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                      Securities and Exchange Act of 1934

                        _______________________________

                        Date of Report: March 29, 1999

                               IMPERIAL BANCORP
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            (Exact name of registrant as specified in its charter)
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
CALIFORNIA                                     0-7722                           95-2575576
-----------------------------            -----------------              ----------------------------
(State or other jurisdiction             (Commission File               (IRS Employer Identification
of incorporation)                        Number)                        Number)

9920 S. LaCienega Blvd. Inglwood, California                                    90301
--------------------------------------------                                  ----------
(Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code:                         (310) 417-5600
                                                                            --------------

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Items 1-4.  Not Applicable.

Item 5. Other Events. The attached press releases concern the Corporation's fourth quarter 1998 financial results and the termination of the agreement for the sale of Imperial Bank's stake in Imperial Credit Industries, Inc. (NASDAQ - ICII)

Item 6.     Not Applicable.

Item 7.     Exhibits.
            --------

     (99)   Press release, dated January 26, 1999, issued by the Corporation

            Press release, dated March 29, 1999, issued by the Corporation.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    IMPERIAL BANCORP

                                    By: /s/ Christine M. McCarthy
                                       --------------------------
                                    Name: Christine M. McCarthy
                                    Title: Executive Vice President and Chief
                                    Financial Officer

Date: March 29, 1999

                                      -2-
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                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

      (99) Press release, dated January 26, 1999, issued by the Corporation.

                Press release, dated March 29, 1999, issued by the Corporation.

                                      -3-